MDC PARTNERS
Where Great Talent Lives

UBS Global Media and Communications Conference
December 9, 2009

(Nasdaq: MDCA / TSX: MDZ.A)

Forward Looking Statements & Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with severe effects of national and regional economic downturn;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to retain and attract key employees;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights and deferred acquisition consideration;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities; and
- foreign currency fluctuations.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations, from borrowings under its current Financing Agreement and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

Business Overview

MDC Partners is a Global Marketing Services Network Built for Growth

- 9th largest marketing services firm in the world with offices in the US, Canada and Europe and over 5,000 employees
- Network of 30+ agencies that provide advertising and performance marketing services to Fortune 100 companies
- Best in breed organic revenue growth – 2-3x more growth than peers
- We are not a traditional ad company
  - 71% of revenues from non-traditional marketing services
  - 31% of revenues from digital (targeting 40%)
- 2009E revenues of $545 - $575 million, EBITDA of $63 - $65 million and Free Cash Flow of $39 - $40 million
- Significant incremental Free Cash Flow conversion – 80% of Incremental EBITDA

Source: Company management

New Business Segment Reporting

MDC Partners will now report its results through two business segments:

Strategic Marketing Services Group

- 67% of YTD Revenue
- Integrated marketing and communication service firms and strategic consulting service firms such as:

Crispin Porter + Bogusky

kbs+p

COLLE + McVOY

zig

VITRO

Performance Marketing Services Group

- 33% of YTD Revenue
- Firms that use data analytics, database marketing, data mining and provide consumer insights, or one-to-one consumer engagements to achieve targetable, measurable solutions that drive Return on Marketing Investment such as:

Communifx

ACCENT

TARGETCOM

6degrees

NORTHSTAR

sourcemarketing

Source: Company management

We have shifted from a traditional model driven by reach and frequency to a hybrid traditional/microsite model driving consumers to one primary point with an objective of increasing the financial return on consumer engagements…


Print
TV
Radio
E-mail
Banners
Search
Microsite
Print
TV
Radio

Source: BOULDER DIGITAL WORKS at CU

…And are moving to a fully integrated, addressable, digital ecosystem creating data at every intersection


Interactive TV
Social Networks
Retail
E-mail
Corporate .com
Print
Banners
Microsite
TV
Radio
Search
Mobile
Digital out-of-home
Events

Source: BOULDER DIGITAL WORKS at CU

Our Business Strategy Embraces this New World

- Nimble, media-agnostic approach allows agencies to produce better results for their clients
- Focused on driving digital and interactive services

Old Agency Model

- Silos for each media, each with a separate P&L
  - Inhibits ability to navigate the increasingly complex media landscape
  - Model tends to lead with TV first attitude


Customers
Customers
Customers
Customers
Television
Print
Radio
Digital

New Agency Model

- Offers multiple media entry points to maximize initial impact
- Ability to navigate increasingly complex and fragmented media landscape


Customers
Customers
Customers
Customers
bing
facebook
twitter
Gmail
hulu
YouTube

MDC PARTNERS

MDC Partners Mix vs. Industry – Today and the Future

Industry Mix


Digital
12%
Other Non-Traditional[1]
41%
Advertising
47%

MDC Mix - Today


Digital
31%
Other Non-Traditional[1]
40%
Advertising
29%

MDC Mix - Future


Digital
40%
Other Non-Traditional[1]
35%
Advertising
25%

Source: Company management, Advertising Age

1. Other Non-Traditional includes, but is not limited to, public relations, customer relationship management, promotions, research and direct marketing.

Why Consumer Insights Matter

The Marketer's Dilemma

Finding the next big idea or creative break-through was difficult enough before the marketer's ecosystem became so fragmented and highly interconnected

Now marketers' to do list also includes:

- → Do something with the abundant data that is created
- → Talk to each person like you know them personally
- → Figure out how to allocate your budget
- → Measure and optimize Return on Marketing Investment

The average lifespan of a Chief Marketing Officer is 22 months. Marketers have become Investment Managers with a principal objective of driving growth and increasing Return on Marketing Investment

The Next Generation CMO

"We believe that the next generation CMO will come from the Customer Intelligence discipline.

That's not to say CMOs won't continue to care deeply about the brand, and the emotional connection that they create with their customers. But, as they struggle to engage with empowered, connected customers who have limited tolerance for marketing, firms will elevate CI within their organizations to influence mission critical business decisions with data-driven insights.

These CMOs will help their organizations to focus on customer value, and use it as the connective tissue that causes all marketers and business units to pull in the same direction."

– Forrester Research

Creativity + Consumer Insights = Superior Return on Marketing Investment

"The analytical left brain must fully inform the creativity and big ideas born of the right brain to deliver superior Return on Marketing Investment"

Creativity

Our Strategic Marketing Services companies offer fully integrated, media-agnostic marketing, communication, and strategic consulting services to clients



Insights

Our Performance Marketing companies use research, data mining, data analytics, and database marketing to improve Return on Marketing Investment through optimal targeting, conversion, measurement, and optimization

Communifx Adds Scale to Our Performance Marketing Services Group

- We have entered into an agreement to acquire 75% of Communifx
- 'Customer Engagement Agency'
  - Leverages data analytics to drive ongoing on- and off-line customer acquisition, loyalty and retention programs
  - Combines strategy with execution leading to continuous campaign optimization
  - Performance metrics driven by an advanced data analytics system
- Key clients include: Verizon, Qualcomm, and rue21
- Communifx's strong capabilities will provide a solid platform from which to jump start the growth within our Performance Marketing Services Group

MDC PARTNERS

Financial Review

Track Record of Strong Revenue and EBITDA Growth

$US Millions


Revenue
$700
$600
$500
$400
$300
$200
$100
$0
'04-'08 CAGR: 26.8%
$226
$341
$403
$534
$585
$575
$545
2004
2005
2006
2007
2008
2009E
EBITDA
$70
$60
$50
$40
$30
$20
$10
$0
'04-'08 CAGR: 48.9%
$12
$26
$39
$42
$61
$65
$63
2004
2005
2006
2007
2008
2009E

Source: Company management
Note: 2004 – 2006 results have been adjusted for discontinued operations.

MDC PARTNERS

Market Leading Organic Revenue Growth


25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
Revenue Growth
8.1%
8.4%
3.1%
12.1%
4.9%
5.3%
22.5%
4.5%
2.7%
8.4%
3.2%
(3.7%)
(7.9%)
(9.2%)
(12.6%)
2005
2006
2007
2008
YTD 2009
MDC
Peers - NA Only (OMC, IPG, WPP, PUB)
Industry Avg - NA Only

Source: Company filings. ZenithOptimedia Advertising Expenditure Forecasts – October 2009; YTD 2009 represents full year 2009 for industry forecast.
Note: 2005 – 2006 results have been adjusted for discontinued operations.

Portfolio of World Class, Fortune 100 Clients in Diversified Industries

Communications / Media	Retailers	Consumer Products / Manufacturing	Technology	Automotive	Financials	Other
Sprint	Burger King	DIAGEO	Microsoft	BMW	HSBC	NOVARTIS
verizon	GAP	Kao		VOLVO	American Express	WeightWatchers
CABLEVISION	Best Buy	Coca-Cola zero	YAHOO!	Harley-Davidson Motor Cycles	Capital One	HUMANA
windstream	Domino's Pizza	Panasonic	intel	Mercedes-Benz	Vanguard	SAS

Significant opportunity to increase share of wallet from all clients

Source: Company management

Proven Free Cash Flow Conversion Capability



$US Millions
$70
$60
$50
$40
$30
$20
$10
$-
70%
60%
50%
40%
30%
20%
10%
0%
$9
$26
$8
$39
$8
$42
$33
$61
$40
$39
$65
$63
2005
2006
2007
2008
2009E
FCF
EBITDA
FCF / EBITDA

Source: Company management
Note: 2005 – 2006 results have been adjusted for discontinued operations. 2009 FCF / EBITDA based on mid-point of guidance for illustrative purposes.

Liquidity is Strong, Allowing MDC to Optimize Shareholder Value

- MDC's balance sheet and financial strength is at an all-time high - $138 million of liquidity and no maturities for 7 years
  - Cash of $67 million[1]
  - Undrawn $75 million credit facility
- FCF of $39 - $40 million estimated in 2009 with working capital improvements of an additional $15 - $20 million
- Redeemed Convertible Debentures on November 26th – eliminated potential equity dilution of 3 - 5 million shares
- Significant earnouts have been paid
  - Prepaid $48.8 million of earnouts at discount on December 1st for a purchase price of $46.0 million
  - Saved $2.8 million for an annualized IRR of 17.2% for 4 months

[1] As of December 7, 2009

Accelerating EPS Growth in 2010 and Beyond

→ Several factors will lead to positive EPS in 2010 and beyond:

- Growing EBITDA
- Reduction of Amortization of Intangibles
- Reduction of Depreciation

2009 Financial Outlook

	Current Guidance	Implied Year over Year Change
Revenue	$545 - $575 million	(6.8%) to (1.7%)
EBITDA	$63 - $65 million	3.3% to 6.6%
Free Cash Flow [1]	$39 - $40 million	18.5% o 21.6%
+ Estimated Impact from Change in Working Capital	$15 - $20 million	
Total Free Cash Flow	$54 - $60 million	

[1] Free Cash Flow = EBITDA - Capital Expenditures - Cash Interest - Cash Taxes

MDC PARTNERS

Summary

- → MDC Partners is well positioned for an improving economic and advertising outlook
  - Best in breed performance during the downturn with increasing profitability and Free Cash Flow throughout 2009
- → Will benefit significantly from the movement of clients to media-agnostic, performance-based marketing firms that drive increases in Return on Marketing Investment
  - Opportunity to accelerate: Revenue growth, margin, Free Cash Flow and dividend
- → Increasing Free Cash Flow and Earnings Per Share and attractive valuation
- → Near-term catalysts include the deployment of untapped liquidity to drive expansion and incremental Free Cash Flow
- → Global expansion is big opportunity

MDC PARTNERS
Where Great Talent Lives

UBS Global Media and Communications Conference
December 9, 2009

(Nasdaq: MDCA / TSX: MDZ.A)